THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM C Share

Supplement dated October 17, 2012 to the
Prospectus and Supplement dated May 1, 2012

This Supplement outlines a correction to one of the Expense Tables listed in your May 1, 2012 Lincoln Long-Term CareSM Advantage supplement. All other provisions of the May 1, 2012 supplement remain unchanged.

The Current Charge Percentage Rate Table of the Expense Table is deleted and replaced as follows:

Current Charge Percentage Rate Table

Current Acceleration Benefit Charge annual percentage rate with the Level Benefit:	0.35% of LTC Guaranteed Amount* (0.0875% quarterly)
Current Acceleration Benefit Charge annual percentage rate with the Growth Benefit:	0.50% of LTC Guaranteed Amount* (0.125% quarterly)
Highest current Extension Benefit Charge annual percentage rate (70-74 year old contractowner):	0.76% of Extension Benefit** (0.19% quarterly) when approved in your state
Highest current Optional Nonforfeiture Benefit Charge annual percentage rate (70-74 year old contractowner):	0.12% of Extension Benefit*** (0.03% quarterly) when approved in your state

* The Acceleration Benefit Charge percentage rate is assessed against the LTC Guaranteed Amount as of the date the charge is deducted. The Acceleration Benefit Charge percentage rate for the Level Benefit and Growth Benefit will also vary.  For the Level Benefit, the LTC Guaranteed Amount is equal to your initial purchase payment and any subsequent purchase payments made in the first 90 days after purchase.  For the Growth Benefit, the LTC Guaranteed Amount is equal to your initial purchase payment and any subsequent purchase payments made in the first 90 days after purchase and increases annually by the amount of investment gain, if any, in the subaccounts and any fixed account in which the contractowner is invested through Automatic Step-ups.  Benefit payments decrease the LTC Guaranteed Amount, as will certain withdrawals, called “Excess Withdrawals.” (See “Withdrawals” in this supplement for more information on Excess Withdrawals.) We will give you 30 days written notice of our intent to raise the current percentage rate for the Acceleration Benefit Charge, up to the maximum allowable charge of 1.50% of the LTC Guaranteed Amount.  See “LTC Charges” in this supplement for additional information.

** The Extension Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted.  The Extension Benefit is double the dollar amount of the Acceleration Benefit as of 90 days after the contract date.  The Extension Benefit will be decreased for Excess Withdrawals and Extension Benefit payments.  The charge varies based upon your age as of the contract date.  There is no maximum guaranteed charge for the Extension Benefit.  The current Extension Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all contractowners in the same class as determined in a nondiscriminatory manner.  We will give you 30 days written notice of our intent to raise the percentage rate.  The highest current percentage charge will be 0.68% (0.17% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See “LTC Charges” in this supplement for additional information.

*** The Optional Nonforfeiture Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted.  The charge varies based upon your age as of the contract date.  There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all contractowners in the same class as determined in a nondiscriminatory manner.  We will give you 30 days written notice of our intent to raise the percentage rate.  The highest current percentage charge will be 0.11% (0.0275% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See “LTC Charges” in this supplement for additional information.

Please keep this Supplement for reference.